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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

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                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       October 30, 1998
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                            Nabors Industries, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
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
                         1-9245                                                 93-0711613
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                (Commission File Number)                             (I.R.S. Employer Identification No.)

            515 West Greens Road, Suite 1200, Houston, Texas                       77067
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            (Address of Principal Executive Offices)                                 (Zip Code)
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                                 (281) 874-0035
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On October 30, 1998, Pool Energy Services Co. ("Pool") sent a letter to the Board of Directors of Nabors Industries, Inc. ("Nabors") rejecting Nabors' offer to acquire all the outstanding shares of Pool for consideration equal to 0.481 Nabors shares and $6.125 in cash for each outstanding share of Pool, having an implied value of $14.72 per Pool share based on Nabors' closing stock price on October 27, 1998. Pool asserted that was not interested in pursuing the discussions with Nabors outlined in its October 12 letter, and that Pool was committed to implementing its own strategic plans.

         A copy of the October 30 letter from Pool is attached hereto as
Exhibit 99.5, and is incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

         Exhibit 99.5 Letter from J. T. Jongebloed, President and Chief Executive Officer of Pool Energy Service Co., to Nabors Industries, Inc. dated October 30, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NABORS INDUSTRIES, INC.
                                     (Registrant)


Date:  November 6, 1998              By:  /s/ Anthony G. Petrello
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                                          Anthony G. Petrello
                                          President and Chief Operating Officer




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                                 EXHIBIT INDEX

         Exhibit 99.5 Letter from J. T. Jongebloed, President and Chief Executive Officer of Pool Energy Service Co., to Nabors Industries, Inc. dated October 30, 1998.